UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

June 9 2011

Date of Report (Date of earliest event reported)

Gold Reserve Inc.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada              001-31819                                                NA

        (State or other jurisdiction                          (Commission                                                       (IRS Employer

                 of incorporation)                                     File Number)                                                   Identification No.)

926 West Sprague Ave, Suite 200, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

509-623-1500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Gold Reserve Inc. held its 2011 Annual Meeting of Shareholders on June 9, 2011 (the “Annual Meeting”).  The following are the results of the matters voted upon by the shareholders at the Annual Meeting:

		Outcome of Vote	Votes For	Votes Withheld	Abstain
1.	Election of Directors to serve until the next Annual Meeting or until their successors are elected and have qualified; The election of:
	Rockne J. Timm	FOR	15,761,019	254,230
	A. Douglas Belanger	FOR	15,915,282	99,967
	James P. Geyer	FOR	15,065,912	949,337
	James H. Coleman	FOR	15,054,612	960,637
	Patrick D. McChesney	FOR	15,724,518	290,731
	Chris D. Mikkelsen	FOR	15,729,716	285,533
	Jean Charles Potvin	FOR	13,867,292	2,147,957

2.	Appointment of Auditor The appointment of PricewaterhouseCoopers LLP as auditor until the close of the next annual meeting or until a successor is appointed.	FOR	32,159,326	347,481	46,201

There were no broker non-votes for either of the matters listed above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2011

GOLD RESERVE INC.

By: /s/ Robert A. McGuinness

Robert A. McGuinness

V.P. Finance and Chief Financial Officer